SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2009
GRAYMARK HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	001-34171	20-0180812
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Park Avenue, Suite 1350 Oklahoma City, Oklahoma 73102	73102
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (405) 601-5300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
We, at Graymark Healthcare, Inc., hereby report, effective September 30, 2009, the appointment of Lewis P. Zeidner as our Chief Operating Officer. Joseph Harroz, Jr., formerly appointed dual roles of President and Chief Operating Officer, will continue in his role as our President and a member of our Board of Directors.
In light of recent acquisitions and resulting expansion of our wholly owned subsidiary, SDC Holdings, LLC, which more than doubled its size, a realignment of duties and expansion of executive structure is necessary. In addition to other benefits, this change will allow for additional focus by Mr. Harroz on acquisition opportunities. Mr. Zeidner has served as President and Chief Executive Officer of our wholly owned subsidiary, ApothecaryRx LLC, since its founding in 2006 and will continue in this role.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYMARK HEALTHCARE, INC. (Registrant)
By:	/s/ STANTON NELSON
Stanton Nelson, Chief Executive Officer

Date: September 30, 2009